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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported) March 29, 2004



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                           Arlington Hospitality, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)
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                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)
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        0-15291                                            36-3312434
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(Commission File Number)                    (IRS Employer Identification Number)
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2355 South Arlington Heights Road, Suite 400
        Arlington Heights, Illinois                                60005
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  (Address of principal executive offices)                       (Zip Code)
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        Registrant's Telephone Number, Including Area Code (847) 228-5400

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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On March 29, 2004, Arlington Hospitality, Inc. (the "Company") issued a press release announcing its intention to hold a conference call on April 1, 2004, to discuss its fourth quarter and full year 2003 financial results. A copy of the Company's press release is attached to this current report on Form 8-K as
Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      EXHIBITS

99.1 Press Release of Arlington Hospitality, Inc. dated March 29, 2004 Announcing Conference Call to Discuss Fourth Quarter and Full Year 2003 Financial Results.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  March 29, 2004

                                                   Arlington Hospitality, Inc.
                                                   (Registrant)

                                                   By: /s/ James B. Dale
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                                                       James B. Dale
                                                       Senior Vice President and
                                                       Chief Financial Officer